SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                            FORM 8-K


                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934

                 Date of Report August 27, 1997
                (Date of earliest event reported)


           CE CASECNAN WATER AND ENERGY COMPANY, INC.

     (Exact name of registrant as specified in its charter)

Republic of the Philippines        333-608             (not applicable)
(State or other                (Commission File        (IRS Employer
jurisdiction of                    Number)             Identification No.)
incorporation)


6750 Ayala Avenue, 24th Floor, Makati, Metro Manila, Philippines
      (Address of principal executive offices)   (Zip Code)

                    Steven A. McArthur, Esq.
           CE Casecnan Water and Energy Company, Inc.
                   c/o CalEnergy Company, Inc.
                302 South 36th Street, Suite 400
                         Omaha, NE 68131
                         (402) 341-4500
 (Name, address, including zip code, and phone number, including area code,
               of United States agent for service)

 Registrant's Telephone Number, including area code:  (402) 341-4500

                                      N/A
  (Former name of former address, if changed since last report)
Item 5.  Other Events

      On August 27, 1997, the Registrant announced that it has received a favorable summary judgment ruling in New York State Court against Korea First Bank. The judgment, which is subject to appeal by the bank, requires Korea First Bank to honor a $79,329,000 drawing by the Registrant on a $117,850,000 irrevocable standby letter of credit. The letter of credit had been issued as security for the obligations of Hanbo Engineering & Construction Co., Ltd. and Hanbo Corporation (collectively "Hanbo") under a turnkey engineering, procurement and construction contract for the Casecnan project which was terminated by the Registrant in May due to multiple defaults by Hanbo, including Hanbo's insolvency. A press release issued by the Registrant is attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated August 27, 1997



                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CE Casecnan Water and Energy Company, Inc.


                         By:  /s/ Douglas L. Anderson
                              Douglas L. Anderson
                              Assistant Vice President


Dated:  August 27, 1997





Exhibit 1

FOR IMMEDIATE RELEASE


Craig M. Hammett - Vice President, Chief Financial Officer     402-341-4500
Jeffrey S. Laudin - Manager, Investor Relations                402-341-4500

          CE CASECNAN OBTAINS SUMMARY JUDGMENT AGAINST
            KOREA FIRST BANK ON LETTER OF CREDIT DRAW

     Manila, Philippines, August 27, 1997: CE Casecnan Water and Energy Company, Inc. ("CE Casecnan"), a 35% owned affiliate of CalEnergy Company, Inc. ("CalEnergy") (NYSE, PSE, and LSE Symbol:
CE) announced today that it has received a favorable summary judgment ruling in New York State Court against Korea First Bank. The judgment, which is subject to appeal by the bank, requires Korea First Bank to honor a $79,329,000 drawing by CE Casecnan on a $117,850,000 irrevocable standby letter of credit. The letter of credit had been issued as security for the obligations of Hanbo Engineering & Construction Co., Ltd. and Hanbo Corporation (collectively "Hanbo") under a turnkey engineering, procurement and construction contract for the Casecnan project which was terminated by CE Casecnan in May due to multiple defaults by Hanbo, including Hanbo's insolvency.

     Donald M. O'Shei, Jr., Chief Executive Officer of CE Casecnan, said: "We are pleased to have received this favorable court ruling requiring Korea First Bank to honor the draw made by CE Casecnan on the irrevocable, standby letter of credit issued by the bank to support Hanbo's obligations to CE Casecnan. While our replacement contractor has mobilized and is already proceeding with work on the important Casecnan project in the Philippines, the receipt of the letter of credit funds from Korea First Bank remains essential to the completion of the project and we will continue to press for Korea First Bank to honor its clear obligations under the letter of credit and make prompt payment. It is essential that international lending institutions honor their obligations under standby letters of credit and we believe it is virtually unprecedented that Korea First Bank has failed to comply with customary banking practices and failed to honor its letter of credit obligations to date. However, if Korea First Bank chooses to appeal this court ruling and thereby further delay CE Casecnan's receipt of the requested funds, we intend to pursue Hanbo and Korea First Bank for all additional damages arising out of such actions as well as their actions to date, including making such additional draws as may be required on the remaining balance of the letter of credit."

     CE Casecnan's proposed combined irrigation and 150MW capacity hydroelectric project is located on the island of Luzon in the Republic of the Philippines. The project will sell electricity and water to the Philippine National Irrigation
Administration.

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